Consent of Independent Registered Public Accounting Firm

The Board of Trustees
The Dreyfus/Laurel Funds Trust:

We consent to the use of our report dated February 16, 2007 incorporated by reference herein and to the references to our firm under the headings “Financial Highlights” in the prospectuses and “Counsel and Independent Registered Public Accounting Firm” in the statements of additional information.

KPMG LLP

New York, New York
April 24, 2007

April 23, 2007

The Dreyfus/Laurel Funds Trust
200 Park Avenue - 55th Floor
New York, New York 10166

Re:	The Dreyfus/Laurel Funds Trust
Dreyfus Premier Core Value Fund
Dreyfus Limited Term High Yield Fund
Dreyfus Premier Managed Income Fund

File Nos.: 33-43846 and 811-524
Post-Effective Amendment No. 132

Ladies and Gentlemen:

In connection with the filing of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A (File Nos. 33-43846 and 811-524) of The Dreyfus/Laurel Funds Trust (the “Company”) which you are about to file with the Securities and Exchange Commission, we hereby consent to the reference to our firm as “counsel” in the Statements of Additional Information of Dreyfus Premier Core Value Fund, Dreyfus Limited Term High Income Fund and Dreyfus Premier Managed Income Fund, each a series of the Company, incorporated by reference into the Prospectuses of each of those series.

Very truly yours,
/s/ Kirkpatrick & Lockhart Preston Gates Ellis LLP

April 23, 2007

The Dreyfus/Laurel Funds Trust
200 Park Avenue - 55th Floor
New York, New York 10166

Re:	The Dreyfus/Laurel Funds Trust
Dreyfus Premier Core Value Fund
Dreyfus Limited Term High Yield Fund
Dreyfus Premier Managed Income Fund

File Nos.: 33-43846 and 811-524
Post-Effective Amendment No. 132

Ladies and Gentlemen:

We have acted as counsel to The Dreyfus/Laurel Funds Trust (“Fund”) in connection with the preparation of Post-Effective Amendment No. 132 to the Fund’s Registration Statement on Form N-1A (the “Amendment”), and we have reviewed the disclosure that we understand will be contained in the Amendment when it is filed with the Securities and Exchange Commission.

Pursuant to paragraph (b)(4) of Rule 485 under the Securities Act of 1933, we represent that, based on our review and our assessment of the disclosure changes being effected by the Amendment, the Amendment does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

Very truly yours,
/s/ Kirkpatrick & Lockhart Preston Gates Ellis LLP